EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

Subsidiary                                    Jurisdiction of Organization     Type of Entity
----------                                    ------------------------------   --------------
ElderTrust                                             Maryland                Trust
ElderTrust Operating Limited Partnership               Delaware                Limited partnership
ET Sub-Phillipsburg, L.L.C.                            Delaware                Limited liability company
ET Sub-SMOB, L.L.C.                                    Delaware                Limited liability company
ET GENPAR, L.L.C.                                      Delaware                Limited liability company
ET Sub-Lopatcong, L.L.C.                               Delaware                Limited liability company
ET Sub-Heritage Woods, L.L.C.                          Delaware                Limited liability company
ET Sub-Pleasant View, L.L.C.                           Delaware                Limited liability company
ET Sub-Lacey I, L.L.C.                                 Delaware                Limited liability company
ET Sub-Willowbrook Limited Partnership, L.L.P.         Virginia                Limited liability partnership
ET Sub-Riverview Ridge Limited Partnership, L.L.P.     Virginia                Limited liability partnership
ET Sub-Highgate, L.P.                                  Pennsylvania            Limited partnership
ET Sub-Woodbridge, L.P.                                Pennsylvania            Limited partnership
ET Sub-Rittenhouse Limited Partnership, L.L.P.         Virginia                Limited liability partnership
ET Sub-Wayne I Limited Partnership, L.L.P.             Virginia                Limited liability partnership
ET Sub-Belvedere Limited Partnership, L.L.P.           Virginia                Limited liability partnership
ET Sub-Chapel Manor Limited Partnership, L.L.P.        Virginia                Limited liability partnership
ET Sub-Harston Hall Limited Partnership, L.L.P.        Virginia                Limited liability partnership
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.     Virginia                Limited liability partnership
ET Sub-Silverlake Limited Partnership, L.L.P.          Virginia                Limited liability partnership
ET Sub-POB I Limited Partnership, L.L.P.               Virginia                Limited liability partnership
ET Sub-DCMH Limited Partnership, L.L.P.                Virginia                Limited liability partnership
ET Sub-Vernon Court, L.L.C.                            Delaware                Limited liability company
ET Sub-Heritage Andover, L.L.C.                        Delaware                Limited liability company
ET Belvedere Finance, L.L.C                            Delaware                Limited liability company
ET DCMH Finance, L.L.C.                                Delaware                Limited liability company
ET Pennsburg Finance, L.L.C.                           Delaware                Limited liability company
ET POB I Finance, L.L.C                                Delaware                Limited liability company
ET Wayne I Finance, L.L.C.                             Delaware                Limited liability company
ET Sub-Berkshire Limited Partnership                   Delaware                Limited liability partnership
ET Berkshire, L.L.C.                                   Delaware                Limited liability company
ET Sub-Lehigh Limited Partnership                      Delaware                Limited liability partnership
ET Lehigh, L.L.C.                                      Delaware                Limited liability company
ET Sub-Sanatoga, Limited Partnership                   Delaware                Limited liability partnership
ET Sanatoga, L.L.C.                                    Delaware                Limited liability company
ET Sub-Meridian Limited Partnership, L.L.P.            Delaware                Limited liability partnership
ET Sub-Cabot Park, L.L.C.                              Delaware                Limited liability company
ET Sub-Cleveland Circle, L.L.C.                        Delaware                Limited liability company
ET Meridian General Partner, L.L.C.                    Delaware                Limited liability company